VERTEX CONTRARIAN FUND



                      Supplement to the Current Prospectus

The third paragraph of the "Principal Investment Policies" section of the "Risk Return Summary" is hereby amended and restated as follows:

In order to select stocks for the fund, the adviser will blend MFS' bottom-up Original ResearchSM and its proprietary quantitative analysis models. The adviser will select securities to purchase or sell short for the fund which are individually researched and rated by MFS' team of research analysts using bottom-up fundamental analysis (such as an analysis of earnings, cash flows, competitive position and managements' abilities). The adviser then employs a quantitative model, which uses a combination of value and momentum factors to forecast the expected return of each of these securities to purchase or sell short. The adviser then generally selects securities for the fund from among those rated highly (for purchase) or not highly (for short sales) by the quantitative model and MFS' fundamental analysis, but in certain cases bases its investment decision solely on the results of the quantitative model or MFS' fundamental analysis.


Also, effective June 12, 2002 the Portfolio Manager section of the prospectus is hereby restated as follows:

A team of managers, overseen by Deborah H. Miller and administered on a day-to-day basis by Matthew Krummell, has managed the fund since June 2002. Ms. Miller, Director of Quantitative Research at MFS, has been employed in the investment management area of MFS since February 2000. Prior to joining MFS, Ms. Miller was Head of Quantitative Research at Santander Global Advisors since November 1997 and a senior portfolio manager at Batterymarch Financial Management prior to that date. Mr. Krummell, a Vice President and Quantitative Analyst at MFS, has been employed in the investment management area of MFS since 2001. Prior to joining MFS, Mr. Krummell had 10 years of experience at Pioneer Investments, Putnam Investments and Mellon Capital Management as a Quantitative Research Analyst and Portfolio Manager.

Members of the team may change from time to time, and a current list of team members is available by contacting MFS.

                  The date of this Supplement is June 26, 2002